SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240 14a-12

FIRST SOUTH BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

N&A 1st Notice
4-14-09
(Company Logo and Name)

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting
to be Held at 11:00 a.m. Eastern Time, May 28, 2009

Name
Address
City, State Zip Code

The Securities and Exchange Commission has adopted rules to allow companies to use the Internet to satisfy proxy material delivery requirements.  These rules allow companies to furnish proxy materials by posting them on a publicly accessible Internet website and providing stockholders with a notice of the availability of the proxy materials.  As part of our efforts to reduce unnecessary expenses and conserve the environment, First South Bancorp, Inc. has elected the notice only option to provide Internet access to the Proxy Statement and 2008 Annual Report, rather than mailing paper reports.  This reduces printing and postage expenses and paper waste.  The Proxy Statement and 2008 Annual Report are available at:

http://www.cfpproxy.com/4205

The 2009 Annual Meeting of Stockholders of First South Bancorp, Inc. will be held at 11:00 a.m. Eastern Time on Thursday, May 28, 2009 at the main office of First South Bank located at 1311 Carolina Avenue, Washington, North Carolina.  The matters to be acted upon at the Annual Meeting are noted below:

1.	Election of two directors to serve three-year terms;
2.	Ratify the Appointment of Turlington and Company, L.L.P. to serve as the independent registered public accounting firm for 2009;
3.	Other matters as may be put forth at the Annual Meeting.

 The Board of Directors of First South Bancorp, Inc. recommends a vote “FOR” each of the above proposals.

Stockholders of record at the close of business on April 6, 2009 are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

You will soon receive a paper Proxy Card that will reflect the proposals to be voted on at the Annual Meeting.  You may vote by mail or in person at the Annual Meeting.   If you wish to vote by mail, simply cast your vote on the Proxy Card you will receive and sign and return it in the accompanying business reply envelope.  You may also vote in person at the Annual Meeting.  If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of common stock, evidence of your ownership of First South Bancorp, Inc. common stock as of the close of business on the record date.  We ask that you cast your vote promptly.  Thank you for your continued support.

This notice is not a ballot.  You cannot use this notice to vote your shares. This notice presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy of these documents, you can request one at any time.  There is no charge to you for requesting a copy.  Please make your request for a copy of these documents by May 15, 2009 to ensure timely delivery before the Annual Meeting.

To request a paper copy of these documents, you will need your Stockholder Control Number that can be found at the lower right hand corner of this notice.  Then, either:

•	Call our toll-free number – 800-951-2405, or
•	Visit the website at – http://www.cfpproxy.com/4205; or
•	Send an email to – fulfillment@rtco.com ,

and enter the Stockholder Control Number when prompted or, if you send an email, enter it in the subject line.

Stockholder Control Number

N&A 2nd Notice
4-24-09

(Company Logo and Name)

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting
to be Held at 11:00 a.m. Eastern Time, May 28, 2009

Name
Address
City, State Zip Code

The Securities and Exchange Commission has adopted rules to allow companies to use the Internet to satisfy proxy material delivery requirements.  These rules allow companies to furnish proxy materials by posting them on a publicly accessible Internet website and providing stockholders with a notice of the availability of the proxy materials.  As part of our efforts to reduce unnecessary expenses and conserve the environment, First South Bancorp, Inc. has elected the notice only option to provide Internet access to the Proxy Statement and 2008 Annual Report, rather than mailing paper reports.  This reduces printing and postage expenses and paper waste.  The Proxy Statement and 2008 Annual Report are available at:

http://www.cfpproxy.com/4205

The 2009 Annual Meeting of Stockholders of First South Bancorp, Inc. will be held at 11:00 a.m. Eastern Time on Thursday, May 28, 2009 at the main office of First South Bank located at 1311 Carolina Avenue, Washington, North Carolina.  The matters to be acted upon at the Annual Meeting are noted below:

4.	Election of two directors to serve three-year terms;
5.	Ratify the Appointment of Turlington and Company, L.L.P. to serve as the independent registered public accounting firm for 2009;
6.	Other matters as may be put forth at the Annual Meeting.

 The Board of Directors of First South Bancorp, Inc. recommends a vote “FOR” each of the above proposals.

You may vote by mail or in person at the Annual Meeting.   If you wish to vote by mail, simply cast your vote on the enclosed Proxy Card and sign and return it in the accompanying business reply envelope.  You may also vote in person at the Annual Meeting.  If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of common stock, evidence of your ownership of First South Bancorp, Inc. common stock as of the close of business on the record date.  We ask that you cast your vote promptly.  Thank you for your continued support.

This notice presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy of these documents, you can request one at any time.  There is no charge to you for requesting a copy.  Please make your request for a copy of these documents by May 15, 2009 to ensure timely delivery before the Annual Meeting.

To request a paper copy of these documents, you will need your Stockholder Control Number that can be found at the lower right hand corner of this notice.  Then, either:

•	Call our toll-free number – 800-951-2405, or
•	Visit the website at – http://www.cfpproxy.com/4205; or
•	Send an email to – fulfillment@rtco.com ,

and enter the Stockholder Control Number which can be found in the bottom right hand corner of the enclosed Proxy Card when prompted or, if you send an email, enter it in the subject line.

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	FIRST SOUTH BANCORP, INC.			WITH-	FOR ALL
				FOR	HOLD	EXCEPT
	ANNUAL MEETING OF STOCKHOLDERS	1.	The election as directors of the nominees	☐	☐	☐
	May 28, 2009		listed below (except as marked to the
contrary below):

The undersigned hereby appoints Linley H. Gibbs, Jr., Charles E. Parker, Jr. and Marshall T. Singleton, or any of them, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of First South Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of First South Bank (the “Bank”) located at 1311 Carolina Avenue, Washington, North Carolina, on Thursday, May 28, 2009, at 11:00 a.m. (the “Annual Meeting”), and at any and all adjournments thereof, as follows:
Frederick N. Holscher Frederick H. Howdy INSTRUCTION: To withhold authority to vote for any individual nominee, mark ”For All Except” and write that nominee’s name in the space provided below.

			2.		The ratification of the appointment of Turlington and Company, L.L.P. as the independent registered public accounting firm of First South Bancorp, Inc. for the fiscal year ending December 31, 2009.

			FOR	AGAINST	ABSTAIN

			☐	☐	☐

The Board of Directors recommends a vote “FOR” the nominees and “FOR” the other proposals stated.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES AND FOR THE OTHER PROPOSALS STATED.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please be sure to sign and date	Date
this Proxy in the box below.

Stockholder sign above----------- Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided FIRST SOUTH BANCORP, INC. Washington, North Carolina

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The above signed may also revoke his or her proxy by filing a subsequent proxy or notifying the Secretary of the Company of his or her decision to terminate his or her proxy.
     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, a Proxy Statement dated April 24, 2009 and an Annual Report to Stockholders.
     Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Stockholder Control Number